SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
    [ ] Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e) (2)
    [x] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to [sec] 240.14a-11(c) or [sec]
        240.14a-12

                              PHOENIX-SENECA FUNDS
                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:
    2) Form, Schedule or Registration No.:
    3) Filing Party:
    4) Date Filed:

                              PHOENIX-SENECA FUNDS

                        909 Montgomery Street, Suite 500
                         San Francisco, California 94133

                            ------------------------

                    Notice of Special Meeting of Shareholders
                                  May 19, 1999

                            ------------------------

To the Shareholders:

     A Special Meeting of Shareholders of Phoenix-Seneca Funds (the "Trust") will be held in the offices of the Trust, 909 Montgomery Street, Suite 500, San Francisco, California, on Wednesday, May 19, 1999 at 10:00 a.m. for the following purposes:

     (1) To elect eight Trustees to serve until the next meeting of shareholders at which trustees are elected;

     (2) To ratify or reject the selection of PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Trust; and

     (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed March 26, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     Whether or not you plan to attend the meeting in person, please vote your shares by completing, dating and signing the enclosed proxy and returning it promptly in the postage paid return envelope enclosed for your use. Prompt return of proxies by shareholders will save the Trust and shareholders the costs associated with further solicitation.


                                              By Order of the Board of Trustees,


                                              THOMAS N. STEENBURG,
                                              Secretary


San Francisco, California
April 6, 1999

                              PHOENIX-SENECA FUNDS

                        909 Montgomery Street, Suite 500
                         San Francisco, California 94133

                            ------------------------

                                 PROXY STATEMENT
                        A Special Meeting of Shareholders
                           to be Held on May 19, 1999

                            ------------------------

     The enclosed proxy is solicited by the Board of Trustees of Phoenix-Seneca Funds (the "Trust") for use at the Special Meeting of Shareholders to be held on Wednesday, May 19, 1999, and at any adjournment thereof. Shareholders of record at the close of business on March 26, 1999 ("Shareholders") are entitled to notice of and to vote at the meeting or any adjourned session. Each Shareholder will be entitled to one vote for each dollar of net asset value of shares held as of the Record Date and a proportional fractional vote for each fractional dollar value.

     All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Trust a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Trust for their reasonable expenses in sending proxy material to beneficial owners of Trust shares. The cost of solicitation of proxies will be borne by the Trust.

     In the event that insufficient votes in favor of any of the items set forth in the attached Notice of the meeting are received by the time scheduled for the meeting, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any proposals for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

     If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum, but shall not be included for purposes of calculating the vote with respect to such matter, and shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for all purposes except for the purposes of calculating the vote with respect to such matter.

     As used in this Proxy Statement, the term "interested person" has the meaning provided therefore in the Investment Company Act of 1940 (the "1940 Act").

     The following table shows, as of March 26, 1999 (the "Record Date") the number of whole shares of each Fund and Class of the Trust outstanding, and the whole votes represented by such shares as of the Record Date:

                                                  Shares              Votes
Fund and Class                                  Outstanding        Represented
--------------                              ------------------ -------------------
Phoenix-Seneca Bond Fund
    Class X Shares ........................     2,815,237           29,925,969
    Class A Shares ........................       103,421            1,095,228
    Class B Shares ........................        72,358              765,547
    Class C Shares ........................        33,922              359,233
Phoenix-Seneca Growth Fund
    Class X Shares ........................     1,745,956           32,317,645
    Class A Shares ........................     1,514,434           27,562,698
    Class B Shares ........................       131,274            2,368,182
    Class C Shares ........................        49,852              898,831
Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund
    Class X Shares ........................       680,666           11,237,795
    Class A Shares ........................       347,595            5,697,082
    Class B Shares ........................        39,313              640,015
    Class C Shares ........................        26,048              424,061
Phoenix-Seneca Real Estate Securities Fund
    Class X Shares ........................     1,934,953           18,536,849
    Class A Shares ........................       101,619              963,348
    Class B Shares ........................        18,439              175,354
    Class C Shares ........................        19,377              184,275
       TOTAL:                                   9,634,464          165,298,035

     The following table shows, as of March 22, 1999, the whole votes represented by each Fund and Class owned by the nominees for Trustee and executive officers of the Trust, and by the persons known by the Trust to own more than 5% of the Trust.

                                                                                       Percent
                                                                          Votes          of
     Name and Position Held                     Class                  Represented      Class
     ----------------------                     -----                  -----------      -----
Gail P. Seneca, President        Real Estate Securities Fund Class X       212,349          *
and Trustee

Sandra J. Westhoff, Treasurer    Growth Fund--Class X                       45,953          *
                                 Mid Cap "EDGE" Fund Class X                84,099
                                 Real Estate Securities Fund Class X        17,020

Mary Ann Cusenza, Trustee        Bond Fund Class X                          10,489          *

Paul E. Erdman, Trustee          Bond Fund Class X                         157,827          *

Phoenix Equity Planning          Bond Fund Class A                         102,779       9.18%
Corporation                      Bond Fund Class B                         102,195      17.28%
100 Bright Meadow Blvd.          Bond Fund Class C                         102,186      28.58%
Enfield, CT 06082                Growth Fund Class C                       103,738      12.07%
                                 Mid Cap "EDGE" Fund Class B                96,136      15.83%
                                 Mid Cap "EDGE" Fund Class C                96,138      23.27%
                                 Real Estate Securities Fund Class B        78,520      45.09%
                                 Real Estate Securities Fund Class C        78,524      42.90%

State Street Bank & Trust, Cust. Bond Fund Class A                         153,649      13.72%
William Palmer
R.R. 1 Box 1050
Carmel, ME 04419

C. Bruce Lauderback, Trustee     Bond Fund Class A                          99,474       8.88%
Mission Viejo Vet Clinic
15470 E. Hampden
Aurora, CO

MLPF&S for the Sole Benefit      Bond Fund Class A                         132,390      11.82%
of its Customers                 Bond Fund Class B                         112,500      19.03%
Attn: Fund Administration        Bond Fund Class C                          51,294      14.35%
4800 Deer Lake Dr. E.            Growth Fund Class B                       189,190       8.39%
Jacksonville, FL 32246           Growth Fund Class C                       293,822      34.18%

Alice J. Wakkuri, Trustee        Bond Fund Class B                          35,108       5.94%
Lane Irrevocable Trust
P. O. Box 242
Gwinn, MI 49841

Donaldson Lufkin Jenrette        Bond Fund Class B                         115,372       19.5%
Securities Corporation Inc.      Bond Fund Class C                          99,193      27.74%
P.O. Box 2052                    Mid Cap "EDGE" Fund Class C                77,591      18.78%
Jersey City, NJ 07303            Real Estate Securities Fund Class A        54,864       5.75%
                                 Real Estate Securities Fund Class C        32,433      17.72%

------------
* Less than one percent.

                                                                                         Percent
                                                                            Votes          of
      Name and Position Held                       Class                 Represented      Class
      ----------------------                       -----                 -----------      -----

Evergreen Securities, Inc.         Bond Fund Class C                          22,945       6.42%
FBO John A. Murray
111 East Kilbourn Avenue
Milwaukee, WI 53202

First Clearing Corporation         Bond Fund Class C                          32,330       9.04%
Joseph A. Decapua IRA
3700 Ranee Street
Easton, PA 18045

Charles Schwab & Co. Inc.          Bond Fund Class X                       3,432,776      11.70%
Reinvestment Account               Growth Fund Class X                     2,833,262       8.62%
Attn: Mutual Fund Dept.            Mid Cap "EDGE" Fund Class X             1,224,336      11.24%
101 Montgomery Street
San Francisco, CA 04104

Charles Schwab & Co. Inc.          Growth Fund Class A                     2,029,328       7.59%
Special Custody Account            Mid Cap "EDGE" Fund Class A               923,918      16.67%
Attn: Mutual Fund Operations       Real Estate Securities Fund Class A       341,504      35.79%
101 Montgomery Street
San Francisco, CA 04104

Phoenix Home Life Mutual           Bond Fund Class X                      15,576,964      53.10%
Insurance Company
One American Row
Hartford, CT 06115

Bank of New York, Custodian        Growth Fund Class A                     4,709,777      17.62%
Equity League Pension Trust Fund
1 Wall Street
New York, NY 10005

Bank of New York, Custodian        Growth Fund Class A                     7,938,857      29.71%
Amer Fed of Mus &
Employer Pen Fund
52 Williams Street
New York, NY 10005

Bank of New York, Custodian        Growth Fund Class A                     1,625,014       6.08%
Annuity Fund of Local One
IATSE
1 Wall Street
New York, NY 10005

Amalgam Bank of NY, Custodian      Growth Fund Class A                     1,578,105       5.91%
UFCW Local 50 Pension Plan
11-15 Union Square
New York, NY 10459

First Trust Corp, Trustee          Growth Fund Class C                        50,200       5.84%
Ruben A. Felix
P. O. Box 173301
Denver, CO 80217

                                                                                         Percent
                                                                             Votes         of
      Name and Position Held                       Class                 Represented      Class
      ----------------------                       -----                 -----------      -----

Illinois Central Hospital Assoc.   Growth Fund Class X                     2,028,808       6.47%
Ken Novander, Luke Larocca
2024 Hickory Road, Ste 3
Homewood, IL 60430

Robert A Swanson, Trustee          Growth Fund Class X                     3,023,339       9.64%
Robert A. Swanson Charitable
Remainder Trust
C/O K&E Management Ltd.
400 S. El Camino Real Ste. 1289
San Mateo, CA 94402

Trustees of Phoenix Savings &      Mid Cap "EDGE" Fund Class A               616,207      11.12%
Investment Plan
C/O Howard Beardsley
100 Bright Meadow Blvd.
Enfield, CT 06083

Dean Witter Reynolds Inc., Cust.   Mid Cap "EDGE" Fund Class B                31,600       5.20%
FBO Richard Thivierge
P. O. Box 1410 Church St Sta
New York, NY 10008

Karen S. Amber, Trustee            Mid Cap "EDGE" Fund Class B                32,235       5.31%
Phillip S. Stewart Irrev Trust
9635 French Road
Detroit, MI 48213

Karen S. Amber, Trustee            Mid Cap "EDGE" Fund Class B                32,235       5.31%
Alexander L. Stewart Irrev Trust
9635 French Road
Detroit, MI 48213

First Trust Corp., Trustee         Mid Cap "EDGE" Fund Class C                30,681       7.43%
FBO Norman H. Hulsey
P. O. Box 173301
Denver, CO 80217

First Trust Corp., Trustee         Mid Cap "EDGE" Fund Class C                31,684       7.67%
FBO Penne Goldstein
P. O. Box 173301
Denver, CO 80217

BT Alex Brown Incorporated         Mid Cap "EDGE" Fund Class X             2,257,846      20.72%
P. O. Box 1346                     Real Estate Securities Fund Class X     2,557,271      13.86%
Baltimore, MD 21203

Susan R. Mintz                     Real Estate Securities Fund Class A       172,596      18.09%
3000 Saint Charles Avenue
New Orleans, LA 70115

State Street Bank & Trust Co,      Real Estate Securities Fund Class A        63,273       6.63%
Cust.
Nancy W. Silberman
270 Euclid Avenue
Winnetka, IL 60093

                                                                                        Percent
                                                                          Votes            of
     Name and Position Held                      Class                 Represented       Class
     ----------------------                      -----                 -----------       -----
Eunice B. Robinson, Trustee        Real Estate Securities Fund Class B        83,448      47.91%
Eunice B. Robinson Trust
FBO Eunice B. Robinson
585 Rosecarns
San Diego, CA 92106

Resources Trust Co., Trustee       Real Estate Securities Fund Class C        16,510       9.02%
FBO Bertha Vazquez
P. O. Box 5900
Denver, CO 80217

Resources Trust Co., Trustee       Real Estate Securities Fund Class C        34,964      19.10%
FBO Harvey H. Bohman
P. O. Box 5900
Denver, CO 80217
Resources Trust Co., Trustee       Real Estate Securities Fund Class C        19,384      10.59%
FBO Fred O'Dell
P. O. Box 5900
Denver, CO 80217

Pacific Bank, Custodian            Real Estate Securities Fund Class X     3,217,943      17.45%
Blair Walker Stratford Trustee
Blair Walker Stratford 1994
Family Trust
100 Montgomery Street
San Francisco, CA 94104

Pacific Bank, Custodian           Real Estate Securities Fund Class X      2,866,844      15.54%
Walker Security Investments LLC
100 Montgomery Street
San Francisco, CA 94104

     On March 22, 1999, nominees for Trustee and officers of the Trust as a group owned beneficially less than one percent of the Trust's outstanding shares.

     This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about April 6, 1999. A copy of the Trust's most recent annual report will be furnished, without charge, to any shareholders upon request to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200 or call, toll-free, at (800) 243-4361.

                                    PROPOSALS


                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES


     Pursuant to its authority under the Declaration of Trust, at a meeting held on November 19, 1998, the board of Trustees voted to increase the number of Trustees from six to eight and to submit to shareholders the election of Trustees. The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees the nominees named below. All of the nominees have been recommended by the Nominating Committee, which consists solely of Trustees who are not interested persons of the Trust. All of the nominees, except Messrs. Fay and McLoughlin, are presently serving as Trustees of the Trust. The Trustees are recommending that the shareholders elect the persons whom they have nominated for election.

     Each of the nominees has agreed to serve as a Trustee if elected. If, at the time of the meeting, any nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their retirement or the next meeting of shareholders at which trustees are elected and the selection and qualification of their successors. Executive officers are elected at the first meeting of the Board of Trustees following a meeting of shareholders at which trustees are elected and hold office until the first meeting of the Board of Trustees following the next meeting of shareholders at which trustees are elected and until their successors are chosen and qualified.

     The following table sets forth information as to the principal occupations during the past five years of nominees for election as Trustees and of the Trust's executive officers and also sets forth information as to certain other trusteeships held by nominees for election as Trustees.

Nominees for Election as Trustees

     MARY ANN CUSENZA, 41, Trustee since 1996. Ms. Cusenza is currently a private investor. From 1996 to 1998, she was Vice President and Chief Financial Officer of Tularik Inc., a biotechnology company. She joined Apple Computer, Inc. in 1985 and was a Vice President and Treasurer of Apple Computer, Inc. from 1992 until 1996.

     HARRY DALZELL-PAYNE, 69, Trustee since 1998. Mr. Dalzell-Payne has served as a Trustee/Director of the Phoenix Funds since 1983, and of Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual

Funds since 1996. He has also served as a Director of Duff & Phelps Utilities Tax Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. since 1995. Previously, he served as a Director of Farragut Mortgage Co., Inc. from 1991 to 1994. Formerly, he was a Major General in the British Army.

     NORMAN W. DOUGLASS, 65, Trustee since 1998. Mr. Douglass is a seasoned investment manager with over 38 years of investment experience. Most recently he was Investment Advisor at Crossroad Investment Advisors, L.P., from 1994 to 1998. From 1967 to 1993, he was an investment manager with Phoenix Home Life Mutual Insurance Company, where he was head of fixed income operations for fifteen years.

     PAUL E. ERDMAN, 65, Trustee since 1996. Mr. Erdman is an economist and novelist, and, since 1979, has served on the board of Advisors of The University of Georgetown School of Foreign Service.

     MELINDA ELLIS EVERS, 37, Trustee since 1996. Ms. Evers is a founder and Vice President of Ellis Partners, Inc., a real estate investment firm, established in 1993.

     PAUL B. FAY, JR., 80. Mr. Fay serves as President of The Fay Improvement Company (since 1975). He has been a Director of First American Financial Corporation since 1969, Vestaur Securities, Inc. since 1972 and Compensation Resource Group, Inc. since 1985. Mr. Fay has served as a Trustee of the Odell Foundation for the past 25 years.

     *PHILIP R. MCLOUGHLIN, 52. Mr. McLoughlin serves as Chairman of the Board (since 1997) and Chief Executive Officer (since 1995) of Phoenix Investment Partners, Ltd. He also has served as a Director (since 1994) and Executive Vice President--Investment (since 1988) of Phoenix Home Life Mutual Insurance Company. He has been Chairman and Chief Executive Officer of Phoenix Investment Counsel, Inc. and National Securities & Research Corporation since 1995 and 1993, respectively, and has been President of Phoenix Equity Planning Corporation since 1990. He has served as a Trustee/Director and President of the Phoenix Funds since 1989, and as a Trustee and President of Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds since 1996. He has been a Director of Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. since 1995. He also serves as a Director of PM Holdings, Inc., Phoenix Charter Oak Trust Company, The World Trust, a Luxembourg closed-end fund, the Emerging World Trust Fund, a Luxembourg closed-end fund, PXRE Corporation, a publicly-traded corporation, and its wholly-owned subsidiary, PXRE Reinsurance Company.

     *GAIL P. SENECA, 46, Trustee since 1996. Ms. Seneca has been President and a Trustee of the Trust since 1996. Since 1998, she has served as Vice President of National Securities & Research Corporation, an affiliate of Phoenix Investment Counsel, Inc., the Trust's investment adviser, and Phoenix Equity Planning Corporation, the Trust's distributor. Since 1996, she has been President and Chief Executive and Investment Officer of Seneca Capital Management LLC, and since November 1989, she has been Chief Executive and Investment Officer and a managing general partner of GMG/Seneca Capital Management, L.P.

Executive Officers

     (Other than Gail P. Seneca, President, who is described above.)

     SANDRA J. WESTHOFF, 40, Treasurer since 1996. Ms. Westhoff has been Chief Administrative Officer of Seneca Capital Management LLC since 1996 and of GMG/Seneca Capital Management, L.P. since 1994. From 1989 to 1994, she was Director of Finance for the San Francisco Newspaper Agency. Ms. Westhoff served as a Trustee of the Trust from 1996 to 1998.

     THOMAS N. STEENBURG, 50, Secretary since 1998. Mr. Steenburg is Senior Vice President, Secretary and Counsel of Phoenix Investment Partners, Ltd. He has been Secretary, General Counsel and Compliance Officer of Seneca Capital Management, LLC since 1997. He has served as Vice President, Secretary and Counsel of Phoenix Investment Counsel, Inc., National Securities & Research Corporation, Phoenix Equity Planning Corporation since 1995, Duff & Phelps Investment Management Co. since 1996 and Roger Engemann & Associates, Inc. since 1998 and as Vice President--Compliance of Phoenix-Aberdeen International Advisors LLC since 1996. Mr. Steenburg was Counsel for Phoenix Home Life Mutual Insurance Company from 1991 to 1995.

Certain Transactions

     Philip R. McLoughlin, a nominee for Trustee of the Trust, is a director of and a stockholder of Phoenix Investment Partners, Ltd. ("PXP"), an intermediate parent of the Trust's investment adviser, Phoenix Investment Counsel, Inc. ("PIC"). Ms. Seneca is a stockholder of PXP. By virtue of Mr. McLoughlin's and Ms. Seneca's relationships with PXP, under the proxy rules they are deemed to have a material interest in the Trust's investment advisory contract. Pursuant to


------------------

* Indicates that the nominee is an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940. Mr. McLoughlin is a director and a stockholder of Phoenix Investment Partners, Ltd. ("PXP"), and Ms. Seneca is a stockholder of PXP; therefore each is an "interested person" of the Trust's investment adviser and an "interested person" of the Trust.

the investment advisory contract between PIC and the Trust, PIC received $202,386 in fees from the Trust in 1998.

Audit, Nominating and Executive Committees and Board of Trustees' Meetings

     The Board of Trustees has an Audit Committee and a Nominating Committee. The members are appointed at the first meeting of the Board following a meeting of the shareholders at which trustees are elected.

     The members of the Audit Committee of the Trust include only trustees who are not interested persons of the Trust. The Audit Committee meets with the Trust's auditors to review the scope of auditing procedures, the adequacy of internal controls, compliance by the Trust with the accounting, record keeping and financial reporting requirements of the Investment Company Act of 1940, and the possible effect on Trust operations of any new or proposed tax or other regulations applicable to investment companies. The Committee reviews services provided to the Trust pursuant to the investment advisory agreement and other service agreements to determine if the Trust is receiving satisfactory services at reasonable prices; makes an annual recommendation concerning the appointment of auditors; and reviews and recommends policies and practices relating to principles to be followed in the conduct of Trust operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of Mary Ann Cusenza, Harry Dalzell-Payne, Norman W. Douglass, Paul E. Erdman and Melinda Ellis Evers. The Audit Committee held three meetings during the fiscal year ended September 30, 1998.

     The Nominating Committee consists only of trustees who are not interested persons of the Trust. It recommends to the Board of Trustees persons to be elected as trustees. There were no meetings of the Nominating Committee during the fiscal year ended September 30, 1998. The Nominating Committee currently consists of Mary Ann Cusenza, Harry Dalzell-Payne, Norman W. Douglass, Paul E. Erdman and Melinda Ellis Evers. It will consider individuals proposed by a shareholder for election as a trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a trustee of the Trust.

     Seven meetings of the Board of Trustees were held during the fiscal year ended September 30, 1998. Each Trustee, except Ms. Seneca, was present for at least 75% of the total number of meetings of the Board and those committees of which the Trustee was a member. For services rendered to the Trust during the fiscal year ended September 30, 1998, persons serving as trustees during that period received an aggregate of $60,000 from the Trust as trustees' fees.

     Each trustee who is not currently an "interested person" of the Adviser, or of any of its affiliates, is entitled to a quarterly retainer or $2,500 and a fee of $2,500 for each regular, quarterly meeting of the Board of Trustees attended. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser or Subadviser who are interested persons are compensated by the Adviser or Subadviser and receive no compensation from the Trust.

     For the Trust's last fiscal year, the trustees received the following compensation:

                               COMPENSATION TABLE

                                                                   Total
                                                                Compensation
                                             Pension or          From Fund
                                             Retirement           and Fund
                           Aggregate      Benefits Accrued      Complex (14
                         Compensation      as Part of Fund     Funds) Paid to
         Name             From Trust          Expenses            Trustees
         ----             ----------          --------            --------
Mary Ann Cusenza            $20,000      None                     $20,000
Paul E. Erdman              $20,000      For All                  $20,000
Melinda Ellis Evers         $20,000      Trustees                 $20,000
Gail P. Seneca              $     0                               $     0

     Messrs. Douglass and McLoughlin became trustees in November 1998, following the close of the Trust's last fiscal year.

Voting Requirements

     In order to be elected, the nominees for Trustee must be approved by a majority of the Trust's voting securities present at the meeting, in person or by proxy, provided that those present constitute more than 50% of the Trust's outstanding voting securities.

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELECTION
                          OF THE NOMINEES FOR TRUSTEES

                                 PROPOSAL NO. 2

               RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

     On the recommendation of the Audit Committee, the Trustees (including all of the Trustees who are not interested persons of the Trust) have selected PricewaterhouseCoopers, LLP, independent accountants, to audit financial statements of the Trust filed with the Securities and Exchange Commission and other regulatory authorities. The Trust has been advised that neither such firm nor any of its partners has any financial interest in the Trust. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.

     A representative of PricewaterhouseCoopers, LLP, auditors for the Trust for the fiscal year ended September 30, 1998, is not expected to be present at the meeting.

     The Trust's auditors examine the financial statements of the Trust annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Trust's semi-annual financial statements and prepare or review the Trust's income tax returns.

Voting Requirements

     Ratification of the selection of PricewaterhouseCoopers, LLP, independent accountants, as auditors of the Trust requires the approval of a majority of the Trust's voting securities present at the meeting, in person or by proxy, provided that those present constitute more than 50% of the Trust's outstanding voting securities.

                THE TRUSTEES RECOMMEND A VOTE "FOR" RATIFICATION
                          OF THE SELECTION OF AUDITORS

         INVESTMENT ADVISER, SUBADVISER, UNDERWRITER AND FINANCIAL AGENT

     Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480, is the Trust's investment adviser. Seneca Capital Management, LLC, 909 Montgomery Street, San Francisco, California 94133, is the Trust's investment subadviser.

     Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Trust's underwriter and as the Trust's financial agent.

                             ADDITIONAL INFORMATION

Other Matters

     As of the date of this Proxy Statement, the Trust's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

Shareholder Proposals

     The Trust is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

     All shareholders are urged to complete, sign, and return their proxies. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.


                                                        By Order of the Board of
                                                        Trustees,


                                                        THOMAS N. STEENBURG,
                                                        Secretary


San Francisco, California
April 6, 1999

                                                                           Proxy


                              PHOENIX-SENECA FUNDS

                        909 Montgomery Street, Suite 500
                         San Francisco, California 94133

                            ------------------------

                  Proxy for the Special Meeting of Shareholders
                                  May 19, 1999

                            ------------------------

                                      PROXY

     The undersigned shareholder of Phoenix-Seneca Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and appoints Sandra J. Westhoff and Ronald
K. Jacks, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held on May 19, 1999 at the offices of the Trust, 909 Montgomery Street, San Francisco, California, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self addressed, postage-paid envelope.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

                                                             ACCOUNT NUMBER:
                                                                     SHARES:
                                                                 CONTROL NO:

[X] Please mark votes as in this example

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
Vote on Proposal

1. Election of Trustees                                For  Withhold    For All
   To fix the number of Trustees at eight and elect         Authority   Except
   Trustees (except                                    [ ]     [ ]        [ ]
   as marked to the contrary below)
 Mary Ann Cusenza, Harry Dalzell-Payne,
 Norman W. Douglass, Paul E. Erdman, Melinda
 Ellis Evers, Paul Fay, Philip R. McLoughlin and
 Gail P. Seneca

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the nominee's name.) Your shares will be voted for the remaining nominee(s).

                                               For     Against     Abstain
2. Ratification of selection of
   PricewaterhouseCoopers, LLP as auditors     [ ]       [ ]         [ ]

3. To transact such other business as properly may come before the meeting or any adjournment thereof.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder(s). When signing as an attorney, executor, administrator, agent, trustee, guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

This proxy may be revoked by the shareholder(s) at any time prior to the Special Meeting of the Shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)   Date        Signature (Joint Owners)   Date